UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

ZELTIQ Aesthetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35318	27-0119051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4698 Willow Road, Suite 100

Pleasanton, CA 94588

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 474-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification of Rights of Security Holders.

On February 13, 2015, by action of the Board of Directors of ZELTIQ Aesthetics, Inc., ZELTIQ’S Amended and Restated Bylaws (the “Bylaws”) were amended and restated:

(1)	to add a new Article XV establishing, under certain circumstances, that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of ZELTIQ; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of ZELTIQ to ZELTIQ or ZELTIQ’s stockholders; (iii) any action asserting a claim against ZELTIQ or any director or officer or other employee of ZELTIQ arising pursuant to any provision of the Delaware General Corporation Law, ZELTIQ’S certificate of incorporation or Bylaws; or (iv) any action asserting a claim against ZELTIQ or any director or officer or other employee of ZELTIQ governed by the internal affairs doctrine; and that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of ZELTIQ shall be deemed to have consented to the provisions of Article XV; and

(2)	to amend Article XIV to provide that Article XV is one of the Bylaw provisions that may be amended by the stockholders of ZELTIQ only by a vote of 80% of the issued and outstanding shares of the capital stock of ZELTIQ entitled to vote.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Relocation Agreement

On February 19, 2015, ZELTIQ and Keith J. Sullivan, Senior Vice President and Chief Commercial Officer of ZELTIQ, entered into a relocation agreement pursuant to which (a) ZELTIQ will reimburse Mr. Sullivan for relocation expenses from Arizona to Virginia as follows: (a) up to $50,000 for relocation expenses; and (b) up to $100,000 (plus a tax gross up of up 40%) for costs related to brokerage fees, closing costs, and house hunting trips. If Mr. Sullivan terminates his employment voluntarily (other than for good reason), or his employment is terminated for cause by ZELTIQ, within 12 months of the move, then Mr. Sullivan must reimburse ZELTIQ for any amounts provided to him under this agreement.

Overachievement Bonus

On February 19, 2015, the Board of Directors of ZELTIQ with respect to Mark Foley, ZELTIQ’s Chief Executive Officer, and on February 13, 2015, the Compensation Committee of ZELTIQ with respect to the other executive officers of ZELTIQ included in ZELTIQ’s latest proxy statement filed with the Securities and Exchange Commission (collectively, the “Executive Officers”), approved bonuses (“Overachievement Bonuses”) to the Executive Officers for ZELTIQ’s overachievement of corporate performance during 2014. These bonuses were in addition to the full payout of bonuses to the Executive Officers earned under the 2014 Corporate Bonus Plan, which bonuses had previously been paid. The amounts of the Overachievement Bonuses were as follows:

Officer	Title	Overachievement Bonus
Mark Foley	President and Chief Executive Officer	$375,000
Patrick Williams	Senior Vice President and Chief Financial Officer	$159,375
Keith J. Sullivan	Senior Vice President and Chief Commercial Officer	$227,500
Sergio Garcia	Senior Vice President, General Counsel and Secretary	$104,625

2015 Salaries

On February 19, 2015, the Board of Directors of ZELTIQ with respect to Mr. Foley, and on February 13, 2015, the Compensation Committee of ZELTIQ with respect to the other Executive Officers, approved 2015 base salaries for the Executive Officers. The amounts of the 2015 base salaries were as follows:

Officer	Title	2015 Base Salary
Mark Foley	President and Chief Executive Officer	$525,000
Patrick Williams	Senior Vice President and Chief Financial Officer	$325,000
Keith J. Sullivan	Senior Vice President and Chief Commercial Officer	$325,000
Sergio Garcia	Senior Vice President, General Counsel and Secretary	$310,000

2015 Bonus Plan

On February 19, 2015, the Board of Directors of ZELTIQ established the ZELTIQ 2015 Corporate Bonus Plan (the “Plan”). Pursuant to the Plan, each employee has been assigned a target bonus equal to a percentage of that employee’s annual base salary.

Under the Plan, the target bonus as a percentage of base salary for each of the Executive Officers was as follows:

Officer	Title	Percentage of Base Salary
Mark Foley	President and Chief Executive Officer	100%
Patrick Williams	Senior Vice President and Chief Financial Officer	60%
Keith J. Sullivan	Senior Vice President and Chief Commercial Officer	70%
Sergio Garcia	Senior Vice President, General Counsel and Secretary	45%

In the case of Mr. Foley, 100% of his bonus will be determined based upon ZELTIQ’s achievement of the “Corporate Objective,” which is achieved if (1) the company’s actual 2015 revenue equals the revenue set forth in the company’s budget, and (2) the company’s actual 2015 EBITDA (earnings before interest, taxes, depreciation and amortization) (excluding stock-based compensation) equals the EBITDA (excluding stock-based compensation) set forth in the company’s budget. In the case of the other Executive Officers, 70% of their respective bonuses will be determined based upon ZELTIQ’s achievement of the “Corporate Objective,” and the remainder based upon their respective performances as against their respective individual goals, which are yet to be established.

No bonus will be achieved under the Corporate Objective unless a specified minimum amount of 2015 revenue is recognized and a specified minimum amount of 2015 EBITDA (excluding stock-based compensation) is achieved. At the minimum levels, 75% of the Corporate Objective component of target bonuses will be earned. For amounts above these minimums, actual bonuses related to the Corporate Objective will increase, with 70% of the Corporate Objective weighted to the revenue component, and 30% weighted to the EBITDA (excluding stock-based compensation) component. The maximum bonus payable is 200% of target bonus (175% in the case of Mr. Garcia) with respect to the Corporate Objective will be reached if specified levels of each of the revenue component and EBITDA (excluding stock-based compensation) component, in excess of the amounts set forth in the company’s budget, are reached.

The Plan is subject to review and modification by the Compensation Committee of ZELTIQ at its discretion, and the Compensation Committee is authorized to increase or decrease the amount initially determined to be a bonus for each participant under the Plan at its discretion.

2015 Equity Grants

On February 19, 2015, the Board of Directors of ZELTIQ granted stock options, restricted stock units (“RSUs”) and performance stock units (“PSUs”) to the Executive Officers. The numbers of shares subject to these equity awards were as follows:

Officer	Title	Number of Shares Subject to Stock Options	Number of Shares Subject to RSUs	Number of Shares Subject to PSUs
Mark Foley	President and Chief Executive Officer	25,313	50,627	—
Patrick Williams	Senior Vice President and Chief Financial Officer	9,809	19,618	—
Keith J. Sullivan	Senior Vice President and Chief Commercial Officer	—	—	40,000
Sergio Garcia	Senior Vice President, General Counsel and Secretary	2,943	5,885	—

The stock options have an exercise price equal to the closing sale price of a share of ZELTIQ common stock on the date of grant, and vest over four years. The RSUs vest over four years. The PSUs vest 10,000 shares per quarter for each quarter of 2015 if ZELTIQ achieves the specified level of revenues for the respective quarter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth under Item 3.03 above, which disclosure is incorporated by reference here. ZELTIQ’S Amended and Restated Bylaws are attached as Exhibit 3.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZELTIQ AESTHETICS, INC.

Dated: February 20, 2015	By:	/s/ Sergio Garcia
Sergio Garcia
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws.